Exhibit 99.b


                                                        As amended in April 2004
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                                                                    CONFIDENTIAL
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                               RONSON CORPORATION

                         Corporate Governance Standards
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     The Board of Directors (the "Board") of Ronson Corporation (the "Company")
has established the following guidelines for the conduct and operation of meetings and deliberations of the Board. These guidelines will be reviewed periodically by the Board and may be amended or modified from time to time.

1.   Accountability and Duty of Loyalty: Each director is accountable to and
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     owes a duty of loyalty to the Company. Each director is required to act in the best interests of the Company, its stockholders as a whole, its employees, customers and suppliers. Each director must comply with the Company's Director Code of Ethics.

2.   Conduct of Board Meetings: The conduct of meetings of the Board will be
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     governed as follows:

          a. Selection of Agenda Items for Board Meeting. The Chairman of the Board will establish the agenda for each Board meeting. Each Board member shall be free to suggest the inclusion of item(s) on the agenda. The Board is expected to review the Company's long-term strategic plans and the challenges faced by the Company.

          b. Board Materials Distributed in Advance. Information and data concerning the Company, its financial affairs and strategic plan is important to the Board's understanding and decision making process and where practical and appropriate may be distributed in advance. Sensitive subjects may be discussed at the meeting without advance distribution of written materials.

3.   Executive Sessions of Independent Directors: The independent (see paragraph
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     5c for definition of independent) directors of the Board will meet separately as a group not less than twice a year.

4.   Access to Senior Management: Each member of the Board shall have open
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     access to the Company's management. Board members will use their judgment to be sure that contact with management is not distracting to the operation of the Company and that such contact be coordinated, to the extent reasonably practicable, with the Chief Executive Officer. The Board and each committee






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shall be able to obtain advice, reports or opinions from internal and external counsel and shall have the power to hire independent legal, finance and other advisors as they may deem necessary, without consulting with, or obtaining approval from, any officer of the Company in advance.

5.   Composition of the Board:
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          a.   Size of the Board. It is the sense of the Board to have
               approximately seven members. If outstanding candidate(s) become available, the Board will evaluate its size.

          b. Mix of Inside and Outside Directors. There must be a majority of independent directors on the Board.

          c. Board Definition of What Constitutes Independence for Outside Directors. An independent director is one who is independent of management, who does not earn more than $60,000 per year from any direct or indirect consulting, advisory or other compensatory relationship with the Company and who is not an affiliated person of the Company or its subsidiaries as defined by the NASD and the SEC. Directors who are currently, or have been within the last three years, employees of or regular consultants to the Company, or one of its subsidiaries, are not independent. The Board will affirmatively make and disclose in the annual proxy statement its determination that each Board member whom it has identified as independent has no material relationship, directly or indirectly, with the Company.

          d. Board Membership Criteria. The Nominating Committee is responsible for reviewing with the Board on a periodic basis, as necessary, the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board.

          e. Selection of New Director Candidates. The Board itself should be responsible, in fact as well as procedure, for nominating its own members, and determining and reviewing their qualifications. The Board delegates the screening process involved to the Nominating Committee with the direct input from the Chairman of the Board and Chief Executive Officer. The Committee shall provide new directors with access to internal and external orientation programs to ensure that they have sufficient information about the Company and their duties.


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6.   Committees of the Board: The committee structure of the Board shall at
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     least consist of an Audit Committee, a Compensation Committee and a
     Nominating Committee. The Board shall convene other committees, as it deems appropriate, or as provided in the by-laws.

          a. Frequency and Length of Committee Meeting. The committee chairman will determine the frequency and length of the meetings of the committee in adherence to the committee charter.

          b. Committee Agenda. The chairman of the committee will develop the committee's agenda.

Committee Charter. Each committee, unless otherwise directed by the Board, shall
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develop a charter for approval by the full Board. The charter will set forth the principles, policies, objectives and responsibilities of the committees. The charters of the Audit Committee, the Compensation Committee and the Nominating Committee shall be subject to periodic review by the Board. Each committee shall have the powers and responsibilities set out in its charter, which shall be posted on the Company's website.

Committee Membership. The Audit Committee, the Compensation Committee and the
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Nominating Committee shall each consist of three or more directors, each of whom shall satisfy the independence requirements of the Securities Exchange Act of 1934 and any other regulatory requirements. In addition, at least one member of the Audit Committee should be an "audit committee financial expert" for purposes of the regulations promulgated pursuant to the Sarbanes-Oxley Act of 2002 and the rules of the NASD. The members of these committees will also meet the other membership criteria specified in the respective charters for these committees. Committee members will be appointed by the Board upon recommendation by the Nominating Committee of the Board, in accordance with the charter and principles of the committee.

Director Responsibilities. The fundamental role of the directors is to exercise
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their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders. In fulfilling that responsibility, the directors should be able to rely on the honesty and integrity of the Company's senior management and expert legal, accounting, financial and other advisors.

Succession Planning. There should be available, on a continuing basis, the Chief
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Executive Officer's recommendation as to his successor should the Chief
Executive Officer be unexpectedly disabled.


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Board Interaction with Institutional Investors, the Press, Etc. The Board
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believes that management speaks for the Company and no director should do so. In particular, any discussions with the media (e.g., press, TV, etc.) concerning the Company should be channeled through the Chief Executive Officer. The Company's directors should not accept any gift of value that indicates an intent to influence improperly the normal business relationship between the Company and any supplier, customer or competitor. Any discrepancy of the foregoing policies should be reviewed by the Board.